Exhibit 10.2

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT (this “Agreement”) is entered into and effective as of May 18, 2023 (the “Effective Date”) by and between Spencer Clarke LLC (the “Holder”) and Nightfood Holdings, Inc., a Nevada corporation (the “Company”). Each of the Holder and the Company are sometimes referred to herein as a “Party” or, collectively, as the “Parties.”

W I T N E S S E T H

WHEREAS, the Holder is the record and beneficial owner of the common stock purchase warrants as specified on Schedule 1 hereto (the “Warrants”);

WHEREAS, the Company and the Holder have entered into an Amendment and Addendum to Letter of Engagement dated the date hereof (the “Amendment Agreement”), pursuant to which, among other things, the Holder agreed to exchange (the “Exchange”) the Warrants for new common stock purchase warrants (the “Exchange Warrants”), in the forms attached hereto as Exhibit A;

WHEREAS, the Parties intend that the transactions contemplated by this Agreement including, without limitation, the Exchange and the issuance by the Company of the Exchange Warrants, is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), pursuant to one or more exemptions thereunder;

WHEREAS, the Exchange shall occur substantially simultaneously with the other transactions contemplated by the Amendment Agreement (such date, the “Exchange Closing”)

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged the Parties hereto agree as follows:

1. Exchange. At the Exchange Closing, the Holder shall surrender and deliver the Warrants to the Company. Upon such delivery, the Warrants and the rights, covenants, agreements and obligations of the Parties thereunder or contemplated thereby will terminate and be of no further force and effect, all of the obligations of the Company under each and every of the Warrants will thereupon be released, extinguished and terminated, and the Holder shall irrevocably relinquish any right or interest that the Holder may have had, may have or may acquire in the future with respect to the Warrants, including, but not limited to, the right to exercise the Warrants into any equity of the Company. In exchange for the delivery and cancellation of the Warrants, at the Exchange Closing the Company shall issue and deliver to the Holder the Exchange Warrants. The number of shares of Company common stock issuable upon exercise of the Exchange Warrant to be issued to the Holder and the exercise price per share shall be set forth on Schedule 1 to this Agreement.

2. Representations and Warranties. Each Party hereto hereby represents and warrants to the other Party as follows:

(a) This Agreement has been duly executed and delivered by such Party and constitutes a valid and binding obligation of such Party enforceable in accordance with its terms;

(b) Authorization. Such Party has the full right, power and authority to enter into this Agreement and to perform the terms and provisions hereof. The execution, delivery and performance of this Agreement and the Exchange Warrant by such Party have been duly authorized by all necessary action on the part of such Party, and this Agreement and the Exchange Warrant constitute the valid and binding obligation of such Party, enforceable against such party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

(c) No Conflicts. Neither the execution and delivery of this Agreement or the Exchange Warrant nor compliance with the terms and provisions hereof or thereof on the part of such Party shall breach any statutes or regulations of any governmental authority, domestic or foreign, or conflict with or result in a breach of such Party’s organizational document(s) (if applicable) or of any of the terms, conditions or provisions of any judgment, order, injunction, decree, agreement or instrument to which such Party is a party or by which such Party or such Party’s assets are or may be bound, or constitute a default thereunder or an event which with the giving of notice or passage of time or both would constitute a default thereunder, or require the consent of any person or entity.

(d) Consents and Approvals. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person or entity is required on the part of such Party in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

3. Representations, Warranties and Covenants of the Holder.

The Holder represents and warrants to and covenants and agrees with, the Company that:

(a) Holder acknowledges that the Exchange and the Exchange Warrant being issued to the Holder in connection with the Exchange are intended to be exempt from the registration requirement of the Securities Act pursuant to one or more exemptions thereunder;

(b) Holder has the financial ability to bear the economic risk of its effectuating the Exchange and holding the Exchange Warrant, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to holding the Exchange Warrant.

(c) Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act (17 C.F.R. 230.501(a)).

(d) The Holder is not subject to or obligated under any provisions of any law, regulation, order, judgment or decree which would be breached or violated by the execution, delivery and performance of this Agreement by the Holder and the consummation of the transactions contemplated hereby.

(e) The Holder understands that the Exchange Warrant and the shares of Company common stock underlying the Exchange Warrant (collectively, “Exchange Securities”) are “restricted securities,” as that term is defined in the Securities Act and the rules thereunder, have not been registered under the Securities Act, and that none of the Exchange Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or an exemption from registration under the Securities Act is available (and then the Exchange Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws). Holder acknowledges that all certificates representing any of the Exchange Securities will bear restrictive legends and hereby consents to the transfer agent for the Company’s common stock making a notation on its records to implement the restrictions on transfer described herein. The Holder is acquiring the Exchange Securities for investment and not with the view to making a “distribution” thereof within the meaning of the Securities Act.

(f) The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Warrants, free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or other encumbrances other than restrictions under the Securities Act and other applicable federal and state securities laws. Holder has not, in whole or in part, (x) assigned, transferred, hypothecated, pledged or otherwise disposed of the Warrants or its rights in or to the Warrants, or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Warrants which would limit the Holder’s power to transfer the Warrants hereunder. Holder has the sole and unencumbered right and power to transfer and dispose of the Warrants, and the Warrants are not subject to any agreement, arrangement or restriction with respect to the voting or transfer thereof, except for this Agreement. No additional consideration for any purpose shall be due to Holder at the Exchange Closing, with respect to the Warrants, other than the issuance to the Holder of the Exchange Warrants. Upon delivery of the Warrants to the Company for cancellation, the Company will receive good and marketable title to the Warrants, free and clear of all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or other encumbrances. No event of default has been declared by the Holder under the Warrants and no event of default exists or is continuing with respect to the Warrants.

4. Release. In consideration of the covenants, agreements and undertakings of the Parties under this Agreement, effective upon the Exchange Closing, Holder, on behalf of itself and its present and former parents, subsidiaries, affiliates, officers, directors, shareholders, managers, members, agents, representatives, permitted successors, and permitted assigns (collectively, “Releasors”) hereby releases, waives, and forever discharges the Company and its respective present and former, direct and indirect, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, managers, members, agents, representatives, permitted successors, and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty, or equity (collectively, “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of the Exchange Closing arising out of or relating specifically to the Warrants.

5. Miscellaneous.

(a) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery or by email or by facsimile (with successful transmission confirmation as to both of the foregoing), (ii) the earlier of the date delivered or the third (3rd) business day after deposit, postage prepaid, in the United States Postal Service by certified mail, return receipt requested, or (iii) the earlier of the date delivered or the second (2nd) business day after sent by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the Parties hereto at the following addresses (or at such other addresses as such Party may designate by three (3) calendar days’ advance written notice similarly given to the other Party hereto):

If to the Company:

Nightfood Holdings Inc.

520 White Plains Road – Suite 500

Tarrytown, New York 10591

Attention: Sean Folkson

Email: sean@nightfood.com

With a copy to, which shall not constitute notice:

Ruskin Moscou Faltischek, P.C.

1425 RXR Plaza

East Tower, 15th Floor

Uniondale, NY 11556

Attention: Stephen E. Fox, Esq.

Email: Sfox@rmfpc.com

If to the Holder:

Spencer Clarke LLC

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

Attn: Reid Drescher, President & CEO

Email:

(b) Assignment. This Agreement and all the provisions hereof will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

(c) Governing Law. This Agreement and the terms and conditions set forth herein, shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The Parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the Parties hereto covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York, New York. The Parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the Party prevailing therein shall be entitled to payment from the other Parties hereto of all of its reasonable counsel fees and disbursements.

(d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(e) Amendment; Waiver. In the event any Party wishes to amend, modify or waive any provision of this Agreement, the Agreement may only be amended, modified or waived in a writing executed by the Parties. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(f) Complete Agreement. This Agreement and the other documents, agreements and instruments specifically referenced herein (including the Exchange Warrant) contain the complete agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way.

(g) Further Assurances. The Parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this Agreement, if requested.

(h) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(i) Incorporation by Reference. The “WHEREAS” and “NOW, THEREFORE” clauses of this Agreement are incorporated by reference into the body of this Agreement.

(j) Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

(k) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, provided that neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Party hereto.

(l) Third Party Beneficiaries. No provision of this Agreement shall confer upon any person other than the Parties hereto any rights or remedies hereunder.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

[SIGNATURE PAGE TO WARRANT EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the Parties hereby have executed this Warrant Exchange Agreement as of the date first written above.

NIGHTFOOD HOLDINGS, INC.

By:
	Name:	Sean Folkson
	Title:	CEO

SPENCER CLARKE LLC

By:
Name:
Title:

[END OF SIGNATURE PAGE]

SCHEDULE 1 TO WARRANT EXCHANGE AGREEMENT

EXHIBIT A

Form of Exchange Warrant